Assets held for sale	12 Months Ended
Dec. 31, 2021
Assets held for sale
Assets held for sale

18 Assets held for sale

Assets held for sale of $368m (2020: $nil; 2019: $70m) comprise intangible assets relating to the rights to certain respiratory assets acquired from Almirall and Actavis (including Tudorza and Duaklir). AstraZeneca agreed to dispose of the global rights to Tudorza and Duaklir to Covis Pharma GmbH on 1 November 2021 with completion of the transaction subject to certain closing conditions and regulatory clearances. The associated contingent consideration liability of $126m is held within current Other payables at 31 December 2021 (see Note 20). The transaction closed and control of the assets transferred on 4 January 2022.

In 2019, Assets held for sale comprised tangible assets relating to the Boulder Manufacturing Centre, which was subsequently sold in May 2020.